UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2013

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52376	20-0019425
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

321 South 1250 West, Suite 1, Lindon, Utah
(Address of principal executive offices)

84042
(Zip code)

(801) 796-5127
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

Profire Energy, Inc., (the “Company’) will deliver a presentation at the Liolios Group’s Second Annual  Gateway Conference on September 10, 2013.  In connection therewith, the Company has prepared a new investor presentation, a copy of which is attached to this report as Exhibit 99.1 and incorporated herein in its entirety by this reference.  This presentation will also be accessible online through the Investors section of the Company’s website (www.profireenergy.com).  The information on our website is not a part of this Form 8-K.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01 is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under Securities Act of 1933, as amended.  The posting an furnishing of this information in not intended to, and does not, constitute a determination by the Company that the information is material or that investors should consider this information before deciding to buy or sell securities of the Company.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Profire Energy, Inc. Investor Presentation, dated September 10, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFIRE ENERGY, INC.

Date: September 10, 2013	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Profire Energy, Inc. Investor Presentation, dated September 10, 2013